                                                                  EXHIBIT (a)(4)
                         NOTICE OF CONDITIONAL EXERCISE
                   PLEASE READ THE ACCOMPANYING INSTRUCTIONS
                       FOR CONDITIONAL EXERCISE CAREFULLY
Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address
--------------------------------------------------------------------------------
                                                        (ZIP OR POST CODE)

To the Secretary of Aramex International Limited:

     1. I hereby conditionally exercise my exercisable options issued under the Aramex International Limited Stock Option Plan to purchase common shares, par value $0.01 per share, of Aramex, a company organized under the laws of Bermuda, having exercise prices of less than $12.00 per share for the amount of common shares set forth herein (the "OPTION SHARES") and agree to all of the terms and conditions set out in the Instructions for Conditional Exercise.

     My exercise of options hereunder is subject to the condition that any options to acquire Option Shares tendered but not purchased pursuant to the Offer (as defined in the Instructions for Conditional Exercise) shall be deemed not to have been exercised and shall continue to be outstanding options. None of the options to acquire any of the Option Shares tendered has an exercise price of $12.00 or greater.

     I understand that the board of directors of Aramex has amended the Aramex Stock Option Plan to provide as follows to enable the exercise of the Existing Stock Options as contemplated in the Offer to Purchase:

     a. option holders will have the right to exercise their options without paying the exercise price in cash at the time of exercise and the underlying Option Shares will therefore be issued nil paid, subject to the right of Aramex, in accordance with its bye-laws, to receive payment for such Option Shares in cash in an amount equal to the exercise price of each option exercised or, subject to board approval, to receive payment for such Option Shares by a repurchase of shares or in such other manner as is consistent with Bermuda law; and

     b. Section 5.8.1 ("Exercisability") and Section 5.8.4 ("Expiration") relating to incentive stock options under the plan are deleted in their entirety so as to enable all holders of Existing Stock Options to participate in the Offer on the same terms and conditions.

     I hereby consent to such amendments and to all corresponding amendments to the Option Agreement(s) between Aramex and myself and instruct you to issue the Option Shares referred to below nil paid. I agree that I do not require a share certificate evidencing my Option Shares to be issued to me and hereby direct that my Option Shares be tendered in the Offer and, if accepted for payment by Purchaser, be transferred in Aramex's Register of Members from my name into the name of the Purchaser, or its nominee.

     I acknowledge that if my Option Shares are accepted for payment and paid for by Purchaser pursuant to the Offer, the options in respect of my Option Shares will have been irrevocably exercised, and I irrevocably authorize and appoint designees of Purchaser as attorneys for and on behalf of the holder, each with full power of substitution, to execute any share transfer forms in respect of my Option Shares at any time following such acceptance and payment and to execute and deliver all additional documents deemed by Purchaser or the depositary to be necessary or desirable to complete the sale, assignment and transfer of my Option Shares tendered under this Notice of Conditional Exercise.

     2.  I hereby elect as follows with respect to my options:
       (Choose only one)

[ ] I wish to conditionally exercise ALL of my exercisable options that have an exercise price of less than $12.00 per common share and tender the underlying Option Shares.

[ ] I wish to conditionally exercise ------------ of my exercisable options that have an exercise price of less than $12.00 per common share and tender the underlying Option Shares.

     I understand that options will be conditionally exercised as designated below:

     1. Grant number ------------ ; per share exercise price of $ -------- ; being conditionally exercised as to ------------ shares.

     2. Grant number ------------ ; per share exercise price of $ -------- ; being conditionally exercised as to ------------ shares.

     3. Grant number ------------ ; per share exercise price of $ -------- ; being conditionally exercised as to ------------ shares.

     4. Grant number ------------ ; per share exercise price of $ -------- ; being conditionally exercised as to ------------ shares.

     5. Grant number ------------ ; per share exercise price of $ -------- ; being conditionally exercised as to ------------ shares.

     6. Grant number ------------ ; per share exercise price of $ -------- ; being conditionally exercised as to ------------ shares.

     Total Options: ------------

     ATTACH ADDITIONAL PAGE IF NEEDED.

                                   SIGN HERE


--------------------------------------------       --------------------------------------------


--------------------------------------------       --------------------------------------------
SIGNATURE(S) OF OPTION HOLDER(S)                   DATE

--------------------------------------------


--------------------------------------------
NAME(S) -- (PLEASE PRINT)


-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
    ADDRESS (IF DIFFERENT FROM THAT SHOWN ON THE COVER PAGE)                  (ZIP OR POST CODE)


--------------------------------------------       --------------------------------------------
       DAYTIME TELEPHONE NUMBER                    SOCIAL SECURITY NUMBER (OR OTHER TAX
                                                   IDENTIFICATION NUMBER)

        TO BE COMPLETED BY ALL OPTION HOLDERS WHO ARE U.S. PERSONS ONLY
--------------------------------------------------------------------------------

 PAYER'S NAME:
------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                                                   Social Security Number
 FORM W-9                       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX -------------------------------------------
                                AT RIGHT AND CERTIFY BY SIGNING AND DATING   or Employer Identification Number
 DEPARTMENT OF THE TREASURY     BELOW                                        -------------------------------
 INTERNAL REVENUE SERVICE                                                    If you are awaiting TIN, check box:  [ ]
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER
 ("TIN") AND CERTIFICATION
                               ----------------------------------------------------------------------------------------
                                PART 2 -- If you are exempt from backup      PART 3 -- Check appropriate box:
                                withholding, please check the box:  [ ]
                                                                              [ ]  Individual/Sole Proprietor
                                                                              [ ]  Corporation
                                                                              [ ]  Partnership
                                                                              [ ]  Other:
------------------------------------------------------------------------------------------------------------------------

 PART 4 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND
 (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, AND
 (3) I am a U.S. person (including a U.S. resident alien).
--------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
--------------------------------------------------------------------------------
 Signature: ------------------------------      Dated: --------------------
 Name (Please Print):
 ------------------------------------------------------------------------------




 Address:
 ------------------------------------------------------------------------------




 City, State and Zip Code:
 ------------------------------------------------------------------------------



 ------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF AT A RATE OF 30% OF A PORTION OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      1 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me thereafter will be withheld, at a rate of 30%, until I provide a taxpayer identification number.

   Signature: ------------------------------  Dated: --------------------, 2002
--------------------------------------------------------------------------------

Form W-8BEN                      CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
                                         FOR UNITED STATES TAX WITHHOLDING
(Rev. December 2000)                                                                          OMB NO. 1545-1621
                               > SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.
Department of the Treasury                   > SEE SEPARATE INSTRUCTIONS.
Internal Revenue Service     > GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT
                                                    SEND TO THE IRS.
--------------------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                     INSTEAD, USE FORM:
- A U.S. citizen or other U.S. person, including a resident
  alien individual..........................................                 W-9
- A person claiming an exemption from U.S. withholding on
  income effectively connected with the conduct of a trade
  or business in the United States..........................              W-8ECI
- A foreign partnership, a foreign simple trust, or a
  foreign grantor trust (see instructions for exceptions)...    W-8ECI or W-8IMY
- A foreign government, international organization, foreign
  central bank of issue, foreign tax-exempt organization,
  foreign private foundation, or government of a U.S.
  possession that received effectively connected income or
  that is claiming the applicability of section(s) 115(2),
  501(c), 892, 895, or 1443(b) (see instructions)...........    W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are
claiming treaty benefits or are providing the form only to
claim they are a foreign person exempt from backup
withholding.
- A person acting as an intermediary........................              W-8IMY
NOTE: See instructions for additional exceptions.

-----------------------------------------------------------------------------------------------------------------
  PART I    IDENTIFICATION OF BENEFICIAL OWNER (See instructions.)
-----------------------------------------------------------------------------------------------------------------
1  Name of individual or organization that is the beneficial owner                         2  Country of
                                                                                              incorporation or
                                                                                              organization
-----------------------------------------------------------------------------------------------------------------
3  Type of beneficial  [ ] Individual      [ ] Corporation         [ ] Disregarded  [ ] Partnership    [ ] Simple
   owner:                                                              entity                              trust
   [ ] Grantor trust   [ ] Complex trust   [ ] Estate              [ ] Government   [ ] International
   [ ] Central bank    [ ] Tax-exempt      [ ] Private foundation                       organization
       of issue            organization
-----------------------------------------------------------------------------------------------------------------
4  Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
   ADDRESS.

-----------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.             Country (do not abbreviate)
-----------------------------------------------------------------------------------------------------------------
5  Mailing address (if different from above)

-----------------------------------------------------------------------------------------------------------------
  City or town, state or province. Include postal code where appropriate.             Country (do not abbreviate)
-----------------------------------------------------------------------------------------------------------------
6  U.S. taxpayer identification number, if required (see instructions)                  7  Foreign tax
                                                                                           identifying number, if
                                                                                           any (optional)
                                  [ ] SSN or ITIN                [ ] EIN
-----------------------------------------------------------------------------------------------------------------
8  Reference number(s) (see instructions)

-----------------------------------------------------------------------------------------------------------------
  PART II   CLAIM OF TAX TREATY BENEFITS (if applicable)
-----------------------------------------------------------------------------------------------------------------

9  I CERTIFY THAT (CHECK ALL THAT APPLY):

 A  [ ] The beneficial owner is a resident of ........ within the meaning of the income tax treaty between the United States and that country.

 B  [ ] If required, the U.S. taxpayer identification number is stated on line 6
        (see instructions).

 C [ ] The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

 D [ ] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

 E [ ] The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 SPECIAL RATES AND CONDITIONS (if applicable -- see instructions): The beneficial owner is claiming the provisions of Article .... of the treaty identified on line 9a above to claim a ....% rate of withholding on (specify type of income): ............................................................
   ................
   Explain the reasons the beneficial owner meets the terms of the treaty article: ......................................................................
 ...............................................................................
--------------------------------------------------------------------------------
 PART III   NOTIONAL PRINCIPAL CONTRACTS
--------------------------------------------------------------------------------

11 [ ] I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.
--------------------------------------------------------------------------------
 PART IV   CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

- The beneficial owner is not a U.S. person,

- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and

- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

SIGN HERE  >     ..........................................................    .................  ........................
                 Signature of beneficial owner (or individual authorized to    Date (MM-DD-YYYY)  Capacity in which acting
                 sign for beneficial owner)

---------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.        Cat. No. 25047Z            Form W-8BEN (Rev. 12-2000)
